EXHIBIT 10


                           CONSULTING AGREEMENT

          THIS IS A CONSULTING AGREEMENT by and between Anthony P. Terracciano, an individual whose mailing address is 1123 3rd Avenue, Spring Lake, New Jersey 07762 ("Consultant") and American Water Works Company, Inc. ("the Company"), a Delaware corporation.

                                BACKGROUND

          Consultant is currently a member of the Board of Directors of the Company (the "Board"). At the Board's request, Consultant has agreed to provide, working with the Board and the Company's President and Chief Executive Officer (the "CEO"), consulting services as the Company reviews its growth strategy.

          NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

                                 AGREEMENT

          1. Retention. Subject to the terms and conditions hereinafter set forth, the Company hereby retains Consultant, and Consultant accepts that retention, to serve as a business consultant, for the term and at the compensation and benefits hereinafter stated.

          2. Term. The initial term of this Agreement shall commence on May 7, 1998 and shall continue for a period of 12 months. The term of this Agreement may be extended thereafter by mutual agreement of the Consultant and the Board.

          3. Duties. As a consultant to the Company, Consultant shall provide consulting and advisory services, from time to time, on behalf of the Company with respect to the Company's strategic growth planning. Consultant shall use his best efforts to be available to render consulting services at such times and locations as the Board or the CEO shall reasonably request.

          4. Compensation. As compensation and consideration for such services and responsibilities under this Agreement, the Company agrees to pay Consultant and Consultant agrees to accept compensation of $250,000 annually. Such compensation shall be payable in equal, or as nearly equal as practicable, monthly installments during each month, beginning May 1, 1998 in which the Consultant provides services hereunder. The Company shall not be required to provide Consultant with any other payments or benefits for his services hereunder, provided that the services to be performed hereunder, and the compensation to be paid therefore, shall be in addition to Consultant's services and compensation as a member of the Board.

          5. Reimbursement of Expenses. The Company agrees that, during the time Consultant is retained hereunder, Consultant shall be allowed reasonable business expenses in connection with the performance of his duties hereunder upon submission by Consultant of vouchers or itemized statements thereof prepared in compliance with such rules relating thereto as the Company may from time to time adopt and as may be required in order

                                   Page 2                        EXHIBIT 10

to permit such payments as proper deductions to the Company under the Internal Revenue Code and the rules and regulations adopted pursuant thereto now or hereafter in effect.

          6. Representations and Warranties. Consultant represents and warrants to the Company that his execution and performance of this Agreement will not conflict with, or result in a breach of, any other agreements to which he is a party or any employment relationships or other fiduciary duties he may have. Consultant will indemnify and hold harmless the Company from any claims, liabilities, damages, costs or expenses (including legal fees) resulting from third-party claims of any such conflict or breach.

          7.   Nondisclosure of Confidential Information.

               7.1 Consultant shall not, during the term of this Agreement or at any time for a period of five years following termination of this Agreement, unless authorized to do so in writing by the Company, directly or indirectly disclose or permit to be known to, or used for the benefit of, any person, corporation or other entity (outside of the employ of the Company), or himself, any confidential information acquired by him during the course of or as an incident to his employment or retention by or association with the Company, whether or not pursuant to this Agreement. For the purposes of this Section 7, the term confidential information shall include, but not be limited to, all trade secrets, confidential or proprietary knowledge or information with respect to the conduct or details of the Company's business and other information about the Company's business not in the public domain.

               7.2 All confidential information described in Section 7.1 shall be the exclusive property of the Company, and Consultant shall use his best efforts to prevent any publication or disclosure thereof. Upon termination of Consultant's services with the Company, Consultant shall return to the Company all documents, records, reports, writings and other similar documents containing confidential information, including copies thereof, then in his possession or control.

               7.3 The provisions of this Section 7 shall survive the termination, for any reason, of this Agreement and shall continue for the period contemplated by this Section 7.

          8. No Employee Relationship. Consultant and the Company agree that Consultant shall be treated for all purposes as an independent contractor and nothing hereunder shall be considered to create an employment relationship between Consultant and the Company.

          9. Waiver of Breach. The waiver by the Company of a breach of any provision of this Agreement by Consultant shall not operate or be construed as a waiver of any other or subsequent breach by Consultant of such or any other provision.









                                   Page 3                        EXHIBIT 10

         10. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or be sent by certified mail addressed to Consultant at his address set forth in the first paragraph of this Agreement, and to the Company at 1025 Laurel Oak Road, Voorhees, NJ, 08043 ATTN: W. Timothy Pohl, Esq. or to such other address as either of such parties may designate in a written notice served upon the other party in the manner provided herein. Any such notice shall become effective upon being mailed or, in the case of delivery by hand, upon receipt.

         11. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement or the application of any such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, scope, activity or subject, it shall be construed by limiting and reducing it, so as to be valid and enforceable to the extent compatible with the applicable law or the determination by a court of competent jurisdiction.

         12. Governing Law. The implementation and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New Jersey.

         13. Binding Effect and Assignability. The rights and obligations of both parties under this Agreement shall inure to the benefit of and shall be binding upon their heirs, successors and assigns, but shall not be assigned without the written consent of both parties.

         14. Entire Agreement. This instrument constitutes the entire agreement with respect to the subject matter hereof between the parties hereto and replaces and supersedes as of the date hereof any and all prior oral or written agreements and understandings between the parties hereto. This Agreement may only be modified by an agreement in writing executed by both Consultant and the Company.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement.

                            AMERICAN WATER WORKS COMPANY, INC.


                            By: Marilyn Ware Lewis
                                ----------------------------------
                                Chairman of the Board of Directors



                            CONSULTANT:

                                Anthony P. Terracciano
                                ----------------------------------
                                Anthony P. Terracciano